Corporate Overview September 2021 NASDAQ: GALT www.galectintherapeutics.com Exhibit 99.1

This presentation contains, in addition to historical information, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or future financial performance and use words such as “may,” “estimate,” “could,” “expect” and others. They are based on our current expectations and are subject to factors and uncertainties that could cause actual results to differ materially from those described in the statements. These statements include those regarding potential therapeutic benefits of our drugs, expectations, plans and timelines related to our clinical trials, supporting activities, potential partnering opportunities and estimated spending for 2021 and beyond. Factors that could cause our actual performance to differ materially from those discussed in the forward-looking statements include, among others, our trials and supporting CMC information may be impacted by COVID-19. We may experience delays in our trials, which could include enrollment delays. Future phases or future clinical studies may not begin or produce positive results in a timely fashion, if at all, and could prove time consuming and costly. Plans regarding development, approval and marketing of any of our drugs are subject to change at any time based on the changing needs of our company as determined by management and regulatory agencies. Strategies and spending projections may change. We may be unsuccessful in developing partnerships with other companies or obtaining capital that would allow us to complete our clinical trials or further develop and/or fund any future studies or trials. To date, we have incurred operating losses since our inception, and our future success may be impacted by our ability to manage costs and finance our continuing operations. For a discussion of additional factors impacting our business, see our Annual Report on Form 10-K for the year ended December 31, 2020, and our subsequent filings with the SEC. You should not place undue reliance on forward-looking statements. Although subsequent events may cause our views to change, we disclaim any obligation to update forward-looking statements. Forward-looking statements

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Belapectin oncology data overview Summary Contents

Conducting an adaptively-designed Phase 2b/3 trial of belapectin, a potent galectin-3 inhibitor, for the prevention of esophageal varices in NASH cirrhosis (NAVIGATE) First patient randomized August 2020 Belapectin is a novel galectin-3 inhibitor that targets macrophages (a key driver in cirrhosis) and may improve multiple fibrotic diseases NASH market opportunity estimated to reach $35 - $40 billion/year by 20251 Belapectin efficacy observed in animal models and Phase 2 trial (NASH-CX) NASH-CX in patients with compensated cirrhosis and portal hypertension demonstrated that belapectin prevented the development of new esophageal varices in a population with a high degree of clinical unmet need with no available therapies and few in development2 Belapectin in combination with PD-1 inhibitor showed encouraging clinical response rate in difficult to treat cancers (e.g. metastatic melanoma) Belapectin has a robust IP portfolio Composition of matter for complex carbohydrates and/or methods of use in treatment of fibrosis, in combination cancer immunotherapy and other indications Patent applications filed for small molecule gal-3 inhibitors 1 Deutsche Bank “NASH – the next big global epidemic in 10 years?” July 14, 2014 2 Chalasani et al. Gastroenterol 2020 Galectin Overview

Strong, experienced team



Joel Lewis, CEO and President

- Over 22 years of executive management experience at Uline, Inc.; Century America LLC; Deloitte
- Served on the Board of Directors since December 2017



Ben Carson, Sr., M.D., Senior Advisor

- Responsible for to increasing awareness of Galectin, its ongoing Phase 2b/3 NAVIGATE clinical trial, and its continued research in combination with cancer immunotherapy
- Assisting in the recruiting and formation of a scientific advisory committee and identifying potential strategic commercial partners



Dakshina Reddy, Executive Director, Regulatory Affairs

- Over 22 years of experience in regulatory affairs and clinical research
- Particular expertise in global regulatory, drug development, and regulatory life-cycle management strategies, having worked with the FDA, EMA, PMDA, and Health Canada
- Previous position was Global Program Regulatory Director at Novartis



Harold H. Shlevin, Ph.D., Former CEO and President, Consultant and Board Member

- Over 35 years of relevant experience
- Previous position was CEO of Solvay Pharmaceuticals



Pol F. Boudes, M.D., Chief Medical Officer

- Over 25 years of experience in clinical drug development in immunology, endocrine, metabolic, orphan, and liver-related diseases, and he has contributed to the approval of multiple drugs, both in the US and globally, across a variety of therapeutic indications.
- Previous position was CMO of CymaBay Therapeutics



Jack W. Callicutt, CFO

- Over 28 years of relevant experience
- Reach Health, CFO,
- Vystar Corporation, CFO,
- Corautus Genetics, Deloitte



Ezra R. Lowe, Ph.D., Executive Director, Clinical and Preclinical Pharmacology

- Over 16 years of relevant experience in clinical pharmacology, drug metabolism, and pharmacokinetics
- Broad base of experience working with various drug formats across a diverse array of therapeutic areas
- Previous position was Senior Director, Clinical Pharmacology in Global R&D with Bausch Health Companies



Marla Mills-Wilson, Executive Director, Clinical Operations

- Over 24 years of experience in program and project management, study operations, site management, and progression across Phase I to IV in a variety of therapeutic indications including liver-related diseases, oncology, ophthalmology, and vaccines.
- Held previous positions with CymaBay Therapeutics and Intercept Pharmaceuticals leading global studies

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© 2021 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Belapectin oncology data overview Summary Contents

Galectin proteins’ ability to dimerize creates the opportunity for galectins to link glycoproteins and form a lattice structure on the cellular surface and to promote cell-cell and cell-matrix interactions Galectin-3 expression is up-regulated in established human fibrotic liver disease, and disruption of Galectin-3 can markedly reduce liver fibrosis (*) * Source: Henderson et al., PNAS, 2006. Central role of Gal-3 in multiple pathological processes Belapectin targets and disrupts the function of galectin-3, which plays a major role in the progression of fibrotic diseases

Schematic Representation of Galectin-3: a Carbohydrate Recognition Domain and a Tail

Schematic Representation of Galectin-3: Unique Conformation

There is currently no treatment for NASH cirrhosis, a progressive disease that may result in liver failure and increased mortality

The majority of companies are focused on pre-cirrhotic NASH

Fatty Liver → NASH: Cell Death Inflammation Fibrosis →

Few companies with Phase 2/3 trials in NASH cirrhosis

Compensated cirrhosis		Decompensated cirrhosis
Stage 1	Stage 2	Stage 3 and 4
No varices 	*Varices develop* 	*Bleeding, ascites, encephalopathy* 
≥6	>10 Portal pressure (mmHg)	>12
Low one year mortality (1-3%)		~50% one year mortality

Unlike many companies in the NASH space, Galectin is focusing on the ***compensated cirrhotic*** patients

[1] *Garcia-Tsao, G., Friedman, S., Iredale, J., Prinzani, M. Hepatology. 2010;51:14451449*

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© 2021 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Belapectin oncology data overview Summary Contents

NASH-CX was a randomized, double-blind, placebo-controlled phase 2b clinical trial that enrolled 162 NASH cirrhosis patients[1]

Phase 2b Trial design

Major inclusion criteria

- NASH cirrhosis (biopsy)
- HVPG[2] ≥ 6 mmHg
- No cirrhosis complications
- No or small varices (50:50)

Endpoints		Baseline	Week 54
Primary endpoint	Portal pressure: HVPG[2]	✓	✓
Secondary endpoints	Liver biopsy[3]	✓	✓
	Endoscopy (varices)	✓	✓
	Complications[4]	✓	✓

Dosing and administration

Every other week infusion x 26

Treatment	#Patients
Placebo	54
GR-MD-02 2 mg/kg/LBM	54
GR-MD-02 8 mg/kg/LBM	54

LBM – Lean Body Mass

1 Subjects were enrolled across 36 sites in the US
2 HVPG = Hepatic Venous Pressure Gradient
3 Histologic staging & quantitative morphometry for collagen
4 Liver-related complications (varices/bleeding, ascites, hepatic encephalopathy, liver-related death, or transplant)

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© 2021 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Placebo belapectin 2 mg/kg.LBM belapectin 8 mg/kg.LBM 13 9 8 10 11 12 n=33 Baseline Week 54 n=31 Baseline n=25 Week 54 n=23 n=23 Baseline n=22 Week 54 HVPG (mmHg) Statistically significant effect of 2 mg/kg.LBM dose on change in HVPG at baseline Mean Change from Baseline to Week 541 0.8 mmHg -1.08 mmHg p = 0.01 0.15 mmHg ns 1 ITT with LOCF, ANCOVA with LSD Mean ± SEM The belapectin 2 mg/kg.LBM group showed a statistically significant reduction in HVPG from baseline to week 54 for patients without varices

Trial hit a clinically relevant endpoint related to patient outcomes 1 Chi Square Percent New Varices Formation Placebo belapectin 2 mg/kg.LBM 6/33 0/25 p = 0.021 20 15 10 5 0 18% 0% Significantly fewer new varices developed in treatment groups versus placebo, and no patients in the 2 mg/kg.LBM treatment group developed new varices

Portal hypertension is a deleterious consequence of cirrhosis and responsible for the majority of cirrhotic complications Portal pressure of ≥10 mmHg (HVPG) is associated with increased risk of decompensation and mortality The increase in portal pressure and the development of varices are a continuum of the same mechanism of action For patients with portal hypertension who have not yet developed varices, there are no specific therapies available Beta-blockers likely do not prevent development of varices/disease progression in early-stage cirrhosis patients (may improve outcomes in patients with portal hypertension and varices) Practice guidelines do not recommend beta-blockers for the prevention of esophageal varice No specific therapy to address fibrosis at the cirrhotic stage Belapectin was safe and well tolerated in NASH-CX, at doses up to 8 mg/kg LBM The NASH-CX study provided a proof of concept for efficacy and for selecting the prevention of esophageal varices as a primary outcome to move forward Belapectin demonstrated efficacy on a clinically meaningful endpoint where no current therapies exist

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Belapectin oncology data overview Summary Contents

NASH cirrhosis Patients with NASH cirrhosis have the greatest immediate medical need This population is not being addressed by most drug developers, who focus on the prevention of NASH cirrhosis using liver biopsies as an efficacy endpoint An innovative seamless, adaptive Phase 2b/3 developed with leading NASH experts Progression to varices is a potential surrogate endpoint Progression to large varices is a component of a composite clinical endpoint Upper GI endoscopies are part of routine clinical practice to follow cirrhotic patients NASH cirrhosis patients with portal hypertension are at risk of developing esophageal varices which may bleed and are then life-threatening It is possible to identify portal hypertension clinically without having to perform invasive hemodynamic studies Dedicated trial website for physicians and patients. www.NAVIGATEnash.com NAVIGATE Overview: Adaptively Designed Phase 2b/3 Study

Belapectin NAVIGATE: Schematic Study Design

Screening


18-Month
Phase 2b
18-Month
Phase 3
Belapectin 4 mg/kg LBM
N = 105
N = 140 new patients
Belapectin 2 mg/kg LBM
N = 105
switch to 4 mg/kg LBM
Placebo
N =
105
N = 70 new patients

Key Eligibility Criteria:
1). Nash cirrhosis
2). No varices
3). CTP Scores <= 7
4). Clinical Signs of Portal Hypertension,

Sample size re-estimation

Interim Analysis to Inform Phase 3
1° endpoint: development of new varices

Final Analysis

1° endpoint: development of new varices

2° endpoints:

- Proportion of patients with large varices or red wales
- Varices requiring treatment
- Hepatic decompensation events
- All-cause mortality
- MELD ≥ 15
- Liver transplant
- non-invasive biomarkers

© 2021 Galectin Therapeutics | NASDAQ: GALT
For more information, see galectintherapeutics.com

Belapectin NAVIGATE: Summary

Key clinical study milestones:

- First patient randomized August 2020
- ~130+ sites projected with over 120 active currently with 74 in the US, 12 countries in North America, Europe, Asia and Australia; phase 2b part to Interim Analysis will be ~315 patients
- Initially recruitment period for phase 2b portion estimated: ~ 12 – 14 months. However, COVID-19 impact will increase the time for recruitment.
- Key inclusion criteria
  - NASH cirrhosis (baseline or historical liver biopsy)
  - Clinical sign of portal hypertension
  - No esophageal varices (esophago-gastro endoscopy)
- Interim analysis phase 2b expected late 2023

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© 2021 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Primary Endpoint Development of new varices Secondary Endpoints Proportion of patients with large varices or red wales Varices requiring treatment Decompensation events All-cause mortality MELD ≥ 15 in patients with baseline MELD<12 Liver transplant Biomarkers Informs Phase 4 features – sizing, duration NAVIGATE: End of Phase 2b or 3 Accelerated Approval Application

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Belapectin oncology data overview Summary Contents

Belapectin Oncology Data Overview

- **Belapectin** activity demonstrated in tumor-bearing mice models (sarcoma, mammary carcinoma, and prostate adenocarcinoma)[1]
- **Belapectin** good tolerance, apparent safety, and efficacy demonstrated in a phase 1 study[2] and a phase 1 extension study in metastatic melanoma (MM) and head and neck squamous cell carcinoma (HNSCC):
  - **Prof Brendan Curti**[3] (Portland, OR): investigator-sponsored IND in collaboration with Galectin Therapeutics.
  - **Belapectin** used in combination with anti-PD-1 (Keytruda®, pembrolizumab).
  - Objective response observed in 50% of MM (7/14) and 33% of HNSCC (2/6) patients.
  - Extension in more advanced patients: 56% stable disease in MM (5/9) and 40%in HNSCC (2/5).
  - Combination is associated with fewer immune adverse events than expected.
  - Combination shows good tolerance and appears safe with no dose-limiting toxicity.
  - Combination significantly increases effector memory T-cell activation and reduces M-MDSCs in responders vs. non-responders.
  - Increased baseline expression of $Gal3^{+}$ tumor cells and $PD\text{-}1^{+}CD8^{+}$ T cells in the periphery and higher serum trough levels of pembrolizumab correlate with clinical response.
- **Conclusion**: Clinical efficacy and safety proof of concept in combination with PD-1 inhibitor achieved. Phase 2 study in planning stage.

[1] Sturgill ER *et al.* OncoImmunol 2021;10:e1892265 [2] Curti B. J Immunother Cancer 2021;9:e002371 [3] Curti B, Faries MB. N Engl J Med 2021;384:2229-40

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© 2021 Galectin Therapeutics | NASDAQ: GALT

For more information, see galectintherapeutics.com

Overview NASH cirrhosis and belapectin NASH-CX results NAVIGATE trial Belapectin oncology data overview Summary Contents

NASH Cirrhosis is a major unmet medical need with a large potential market NASH-CX is the first positive phase 2 clinical data in a subset of patients without esophageal varices Belapectin was safe and well-tolerated, improved portal pressure, and reduced development of varices Galectin Therapeutics is competitively well positioned in the industry Large, experienced global CRO conducting the NAVIGATE trial First Patient randomized August 2020; Interim Analysis Data analysis expected late 2023 Combination cancer immunotherapy with PD-1 inhibitor Galectin-3 important in cancer immunity, blocking it with belapectin showed encouraging early clinical results: Objective response in 50% of Metastatic Melanoma and 33% of advanced Head and Neck cancer. Extension cohort showed positive results in partial response or stable disease (56% in 5 of 9 melanoma patients and 40% in 2 of 5 head and neck patients). The frequency and severity of toxicities related to pembrolizumab, notably immune-mediated adverse events, was less than anticipated Potential to improve efficacy and safety of cancer immunotherapy Plans for Phase 2 combination trial to be finalized. Initial protocol by Providence to be modified to meet Galectin strategic and operational objectives Summary of Belapectin Drug Development Program

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